UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2018

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 7, 2018, the Board of Directors of the Company (the “Board”) approved an amendment to the Company’s By-Laws only to Article II, Section 3 with respect to the procedures for calling and publicizing regular and special meetings of the Board. The Company’s Amended and Restated By-Laws are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 8.01   Other Events

On May 7, 2018, the Board approved a form of Restricted Stock Unit Award for awards to non-employee directors under the Company’s 2018 Non-Employee Directors Equity Incentive Plan. The form of Restricted Stock Unit Award is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

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Item 9.01.   Financial Statements and Exhibits

Exhibit	Description

3.1	Amended and Restated By-Laws of The Dun & Bradstreet Corporation

10.1	Form Restricted Stock Unit Award under The Dun & Bradstreet 2018 Non-Employee Directors Equity Incentive Plan

SIGNATURES

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President, Associate General
Counsel and Assistant Corporate Secretary

DATE: May 8, 2018

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